SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 28, 2006

                          Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT
-----------------------------------------------------------

On December 28, 2006, New Century Energy Corp. ("we," "us," and the "Company") entered into a Securities Purchase Agreement (the "December 2006 Purchase Agreement") with Laurus Master Fund, Ltd., a Cayman Island company ("Laurus"). Pursuant to the December 2006 Purchase Agreement, we sold Laurus a Secured Term
Note  in  the  aggregate  principal  amount  of  $16,210,000 (the "December 2006
Note").

The December 2006 Note bears interest at the prime rate plus 2% per annum until paid (which is subject to a floor of 8% per annum), which currently has an interest rate of 10.25% per annum, with the prime rate as of January 3, 2007 of 8.25% per annum. Interest due under the December 2006 Note is payable monthly in arrears beginning on February 1, 2007. The maturity date of the December 2006 Note is January 4, 2010. Amortizing payments are due pursuant to the December 2006 Note on July 1, 2007, and the first business day of each month thereafter equal to $200,000. We have the right to prepay the December 2006 Note at any time without any prepayment penalty. If an Event of Default occurs under the December 2006 Note (as defined and described in the December 2006
Note), the December 2006 Note bears interest at the applicable interest rate then in affect plus an additional 2% per annum, and Laurus can declare 130% of the then entire outstanding amount of the December 2006 Note due and payable.

In connection with the sale of the December 2006 Note, we agreed to pay Laurus Capital Management, L.L.C., the manager of Laurus a closing payment equal to $210,000. We also reimbursed Laurus' for certain due diligence and document fees equal to $30,000. The use of proceeds for the December 2006 Note is described in greater detail below.

In connection with the December 2006 Purchase Agreement, we, Century Resources, Inc. ("Century") and Gulf Coast Oil Corporation ("Gulf Coast"), entered into a Reaffirmation and Ratification Agreement with Laurus, whereby we agreed to ratify and confirm the terms of the June 30, 2005 closing documents and related documents, the September 19, 2005 closing documents and relating documents, the April 2006 closing documents and related documents, the June 2006 closing documents and related agreements and the December 2006 closing agreements and related agreements with Laurus, including the Second Restated Convertible Term Note, the Restated Term Note (as defined below), the December 2006 Note, the $40,000,000 April 2006 Amended and Restated Secured Term Note, and the $5,000,000 June 2006 Secured Term Note owed to Laurus by Gulf Coast (collectively the "Closing Documents"); the events of default under the Closing

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Documents  and the fact that an event of default by us or our subsidiaries under one of the Closing Documents would trigger an event of default under every Closing Document; the grants of security interests to Laurus in connection with Closing Documents; and we, Century and Gulf Coast agreed to release Laurus, and Laurus' employees, agents, representatives, consultants, attorney's, fiduciaries, officers, directors, partners, predecessors, successors and assigns, from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the above, prior to and including the date of execution of the Reaffirmation and Ratification Agreement and the Closing Documents.

Gulf Coast also entered into an Amended Guaranty with Laurus in connection with the December 2006 Purchase Agreement, whereby Gulf Coast agreed to individually guaranty the prompt payment by us of the amounts due under the Closing
Documents. We, Gulf Coast and Century also entered into a Master Security Agreement in favor of Laurus, whereby we, Century and Gulf Coast granted Laurus a continuing blanket security interest in all of Gulf Coast's, Century's and our assets, including all of Gulf Coast's, Century's and our cash and cash equivalents, all rights to oil and gas leases and contracts currently owned, and any other oil and gas interests or contracts obtained by Gulf Coast, Century and us in the future, all property, hydrocarbons, operating equipment and well data, to secure the repayment of the Closing Documents and all other obligations and liabilities owing to Laurus.

The $16,210,000 received pursuant to the December 2006 Note was disbursed as follows:

     o     $1,000,000    to  us  to  be  used  as  our  management determines is
                         in  the  best  interest  of  the  Company;

     o    $10,000,000    to  Laurus  for  repayment  of  the  amount owing under
                         the $5,000,000 June 2006 Gulf Coast Secured Term Note, with the remaining balance to be applied to the principal of the April 2006 $40,000,000 Amended and Restated Secured Term Note;

     o       $210,000    to  Laurus  Capital  Management,  L.L.C.  for
                         management  fees;

     o        $30,000    to  Laurus  for  due  diligence  and  document  fees;

     o         $3,000    to  Loeb  &  Loeb  LLP,  as  an  escrow  fee;  and

     o     $4,967,000    to  our  restricted  bank  account  with  Laurus  at
                         North Fork Bank, which amount is to be held by the bank as security for our obligations under the Closing
                         Documents, with $1,500,000 payable to us every ninety days until the entire amount of the $4,967,000 is received by us, which amount shall be disbursed to us in Laurus' sole discretion.

In connection with the closing of the December 2006 Purchase Agreement, we and Laurus entered into a Second Amended and Restated Secured Term Note (the "Second Restated Term Note"), which amended the terms of our $9,500,000 Secured Term

Note with Laurus, as amended and restated (the "Restated Convertible Note"), and a Second Amended and Restated Secured Convertible Term Note (the "Second Restated Convertible Note"), which amended the terms of our $15,000,000 Secured Convertible Term Note with Laurus, as amended and restated (the "Term Note").

The Second Restated Term Note revised the amortization payments required under the original Amended and Restated Secured Convertible Term Note (the "Restated Convertible Note"). Under the Restated Convertible Note, we were obligated to make monthly amortization payments under the Restated Convertible Note of $250,000 per month until the Restated Convertible Note was due and payable on June 30, 2008. The Second Restated Convertible Note revised the amortization payments we are required to make such that, beginning January 1, 2007, though December 31, 2007, we are required to make monthly amortization payments of $100,000, and beginning January 1, 2008, through June 30, 2008, we are required to make monthly amortization payments of $250,000 per month.

The Second Restated Term Note amended the maturity date of the Restated Term Note from January 2, 2007, until July 2, 2007, and revised the amortization language of the Restated Term Note, to provide for the monthly amortization amount due under the note to equal the greater of (i) eighty percent (80%) of the gross proceeds paid to us in respect of oil, gas and/or other hydrocarbon production arising from our 7.15% working interest in the Wishbone Field in the Lindholm-Hanson Gas Unit located in McMullen County, Texas, and (ii) the monthly interest payment, equal to 20% per annum, payable monthly in arrears.

AGREEMENT  TO  RESCIND  THE  EIGHTH  AMENDMENT

On or about January 10, 2007, we entered into an Agreement to Rescind the Eighth Amendment Agreement (the "Rescinding Agreement"), whereby we and Laurus agreed to rescind the Eighth Amendment Agreement in its entirety, and that all of the provisions of the Registration Rights Agreement, Options and Warrant which were revised by the Eighth Amendment would be restored, and the Registration Rights Agreement, Options and Warrant would have the same terms and conditions as they had immediately prior to the parties entry into the Eight Amendment Agreement.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.
-----------------------------------------------

On or about December 28, 2006, in connection with our entry into a Securities Purchase Agreement with Laurus, we sold Laurus a Secured Term Note in the amount of $16,210,000. We claim an exemption from registration afforded by Regulation S of the Act ("Regulation S") for the above issuance since the issuance was made to a non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation
S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by us, a distributor, any respective affiliates, or any person acting on behalf of any of the foregoing.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS
-------------------------------------------

Exhibit  No.   Description.
-----------    ------------
10.1*          Securities  Purchase  Agreement  -  December  2006
10.2*          Second  Amended  and  Restated  Secured  Term  Note
10.3*          Second  Amended  and  Restated  Secured  Term  Convertible  Note
10.4*          Secured  Term  Note  -  December  2006
10.5*          Reaffirmation,  Ratification  and  Amendment Agreement - December
               2006
10.6*          Amended  Guaranty  (Gulf  Coast  Oil Corporation) - December 2006
10.7*          Master  Security  Agreement  -  December  2006
10.8*          Funds  Disbursement  Letter  -  December  2006
10.9*          Escrow  Agreement  -  December  2006
10.10*         Agreement  to  Rescind  the  Eighth  Amendment

*  Filed  herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW  CENTURY  ENERGY  CORP.
                                        ------------------------

                                        /s/  Edward  R.  DeStefano
                                        --------------------------
                                        Edward  R.  DeStefano,
                                        President

Date:  January 10,  2007

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